THE KEITH COMPANIES/TKC


NEWS RELEASE FOR AUGUST 5, 2004 AT 7:30 AM EST
Contact information:
THE KEITH COMPANIES, INC.                      FINANCIAL RELATIONS BOARD
19 Technology Drive                            Tricia Ross
Irvine, CA 92618                               Investor Relations
(949) 923-6001                                 (310) 407-6540
(949) 923-6026 Fax
www.keithco.com
Contact: Aram Keith,
Chairman of the Board & CEO


          THE KEITH COMPANIES REPORTS A 21% INCREASE IN NET INCOME AND
                              RECORD GROSS PROFIT

HIGHLIGHTS:

     >> Diluted EPS for the quarter increases to $0.26 from $0.22 in the prior year period
     >>   Increase in Financial Guidance

IRVINE, CA (August 5, 2004) - The Keith Companies, Inc. (Nasdaq: TKCI), an engineering and consulting services firm, today announced financial results for the second quarter ended June 30, 2004.

     Net revenue for the three months ended June 30, 2004 increased 7.6% to $24.5 million, while net income for the same period increased 20.8% to $2.1 million and resulted in diluted earnings per share of $0.26. This compares to net revenue for the second quarter of 2003 of $22.8 million, with net income of $1.7 million and diluted earnings per share of $0.22. All growth in net revenue in the second quarter of 2004 was organic.

     "We continue to attract more business from our long-time and new clients in the homebuilding industry, which drove the largest year-over-year increase in net income that we have had in six quarters," said Aram Keith, Chairman and CEO of The Keith Companies. "The demand for real estate development services is particularly strong in Southern California, which drove the Company's growth in net revenue. Our real estate development segment experienced net revenue growth of 18.8% for the second quarter of 2004 over the same period in 2003. We also increased the utilization of our real estate development staff, which helped to increase our already strong operating margin. Net revenue from our public works/infrastructure segment was essentially flat year over year for the second quarter of 2004. Business activity in the energy/industrial segment remains a challenge and our results were significantly below the prior year. We believe, however, that the year-over-year comparisons can improve in the future."

     Net revenue for the six months ended June 30, 2004 increased 4.1% to $47.0 million, while net income for the same period increased 14.7% to $3.6 million and resulted in diluted earnings per share of $0.45. This compares to net revenue for the six months of 2003 of $45.1 million with net income of $3.1 million and diluted earnings per share of $0.39. Income from operations for the six months ended June 30, 2004 was $5.7 million, an increase of 19.6% over income from operations of $4.8 million for the same period in 2003.

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THE KEITH COMPANIES REPORTS SECOND QUARTER RESULTS
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     The Company reported record gross profit of $9.2 million and $17.2 million for the three and six months ended June 30, 2004.

FINANCIAL POSITION
     The Company's June 30, 2004 balance sheet remains strong with cash and securities of $33.9 million, no debt, a current ratio of 4.9:1, and shareholders' equity of $77.0 million or $9.83 per common share outstanding at June 30, 2004.

FINANCIAL GUIDANCE
     In adherence with the U.S. Securities and Exchange Commission's (SEC) Regulation Fair Disclosure, The Keith Companies provides the following guidance for all investors and encourages all current and potential investors to review the disclosure regarding forward-looking statements in this press release as well as all financial documents filed with the SEC. All guidance amounts are before special items, if any, and exclude the impact of any potential future acquisitions.

     The Company is increasing the low end of its financial guidance for diluted earnings per share by $0.01 for the third and fourth quarters of 2004. Accordingly, the Company estimates its full year 2004 net revenue may range from $95.0 million to $97.0 million with estimated diluted earnings per share ranging from $0.93 to $1.01 ($0.27 to $0.31 for the third quarter; and $0.22 to $0.25 for the fourth quarter) based upon an estimated 8.05 million weighted average number of diluted shares outstanding for the year. The higher range of the guidance is primarily based upon significant improvements in the demand for services in the Company's energy/industrial segment.

     "The disciplined manner in which our major homebuilding clients are acquiring new land for development and initiating construction projects indicates that we should see steady, consistent growth in our real estate development segment for the foreseeable future," said Keith. "We see good opportunities to continue generating organic growth in this segment, and we intend to open two new real estate offices in California, one in downtown San Diego and one in the Central Valley of California. We remain cautiously optimistic that we will see improvement in demand in our other two business areas, particularly given the growing interest in renewable and alternative energy projects, such as wind, solar, waste wood and in LNG.

     "We continue to generate strong cash flow and strengthen our balance sheet which increases our capital resources to complete potential acquisitions. As we move forward, we intend to continue exploring acquisition opportunities that can complement the strong organic growth we are experiencing," said Keith.


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THE KEITH COMPANIES REPORTS SECOND QUARTER RESULTS
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CONFERENCE CALL TO BE BROADCAST LIVE OVER THE INTERNET
     The Company will be hosting an earnings conference call, which will be broadcast live over the Internet at 8:30 a.m. Pacific Time on August 5, 2004 and can be accessed by all interested parties at http://www.viavid.net. To listen to the live call, please go to the Web site at least fifteen minutes prior to the start of the call to register, download, and install any necessary audio software. For those unable to participate during the live broadcast, a replay will be available shortly after the call. A copy of this press release and a link to the Company's quarterly conference call will be available at the Company's website under the headings "TKC News" and "Investor Relations," respectively, at www.keithco.com.

ABOUT THE KEITH COMPANIES

     The Keith Companies, Inc. is a fully integrated, multi-disciplined engineering and consulting services company, with offices located throughout the Western and Midwestern United States. The Keith Companies' professionals provide a wide spectrum of skilled resources including land planning, engineering, surveying, mapping, environmental studies, and water and cultural resources that are needed to effectively plan, engineer, and design state-of-the-art private and public facilities. Additionally, the Company provides mechanical, electrical, chemical, power/energy engineering, and other industrial engineering services to design and improve the efficiency and reliability of automated and manufacturing processes, production lines, and fire protection systems. The Keith Companies benefits from a diverse public and private client base varying from residential and commercial real estate projects to institutional, manufacturing, and processing facilities. For more information visit the Company's website at www.keithco.com.

     Certain statements in this news release may include forward-looking statements that express our expectation, prediction, belief, or projection. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, and achievement of The Keith Companies to be materially and adversely different from any future results, performance, or achievement expressed or implied by these forward-looking statements. Factors that may cause actual results to differ from the forward-looking statements contained in this release and that may affect the Company's prospects in general include, but are not limited to: changes in the economic growth in the United States (especially in California) and other major international economies (especially Brazil), our ability to sustain our growth and profitability, our ability to implement our acquisition strategy and to successfully close and integrate acquired companies on a timely and cost-effective basis, changes in the carrying value of our goodwill and other long-term assets, our failure to accurately estimate costs on fixed-price contracts or contracts with not-to-exceed provisions, the uncertain timing of awards and contracts, the ability to maintain acquired companies' profit margins and/or client base, outcomes of pending and future litigation, the ongoing financing of public works and infrastructure enhancements and refurbishments, our ability to attract and retain employees, the demand for electricity and the impact on power providers' plans for expanding generation facilities, increasing competition by foreign and domestic companies, a downturn in the real estate market, risks inherent in doing business outside the United States, including the difficulty of enforcing contracts, political instability and foreign currency fluctuations and potential exchange restrictions, the short and long-term impact of terrorist activities and resulting political and military policies, and other factors as are described in the Company's filings with the Securities and Exchange Commission. The forward-looking information set forth in this press release is as of the date indicated above and we undertake no duty to update this information.


                                  TABLES FOLLOW


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THE KEITH COMPANIES REPORTS SECOND QUARTER RESULTS
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
                   THE KEITH COMPANIES, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                 THREE MONTHS ENDED              SIX MONTHS ENDED
                                                      JUNE 30,                       JUNE 30,
                                                 2004           2003            2004           2003
                                             ------------   ------------    -------------- ------------
Gross revenue                               $26,840,000      $25,093,000   $51,336,000    $49,745,000
Subcontractor costs                           2,328,000        2,316,000     4,361,000      4,622,000
                                             ------------   ------------    ------------   ------------
   Net revenue                               24,512,000       22,777,000    46,975,000     45,123,000
Costs of revenue                             15,287,000       14,883,000    29,769,000     29,715,000
                                             ------------   ------------    ------------   ------------
   Gross profit                               9,225,000        7,894,000    17,206,000     15,408,000
Selling, general and administrative
   expenses                                   5,901,000        5,134,000    11,492,000     10,630,000
                                             ------------   ------------    ------------   ------------
   Income from operations                     3,324,000        2,760,000     5,714,000      4,778,000
Interest income, net                             74,000           67,000       143,000        130,000
Other income, net                                25,000            8,000        24,000        220,000
                                             ------------   ------------    ------------   ------------
   Income before provision for income
     taxes                                    3,423,000        2,835,000     5,881,000      5,128,000
Provision for income taxes                    1,335,000        1,106,000     2,294,000      2,000,000
                                             ------------   ------------    ------------   ------------
        Net income                           $2,088,000        1,729,000     3,587,000      3,128,000
                                             ============   ============    ============   ============

Earnings per share:
   Basic                                     $     0.27      $      0.23    $     0.46     $     0.41
                                             ============   ============    ============   ============
   Diluted                                   $     0.26      $      0.22    $     0.45     $     0.39
                                             ============   ============    ============   ============
Weighted average number of shares
outstanding:
   Basic                                      7,782,149        7,607,374     7,742,858      7,598,040
                                             ============   ============    ============   ============
   Diluted                                    8,020,844        7,940,262     8,012,873      7,944,650
                                             ============   ============    ============   ============


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THE KEITH COMPANIES REPORTS SECOND QUARTER RESULTS
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
                   The Keith Companies, Inc. and Subsidiaries
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                       JUNE 30,          DECEMBER 31,
                                                                         2004                2003
                                                                   -----------------   -----------------
                                                                     (UNAUDITED)
                             ASSETS
Current assets:
  Cash and cash equivalents                                        $    30,382,000      $   24,277,000
  Securities held-to-maturity                                            3,500,000           4,600,000
  Contracts and trade receivables, net                                  15,993,000          19,844,000
  Costs and estimated earnings in excess of billings                    12,354,000           9,997,000
  Prepaid expenses and other current assets                              1,714,000           1,468,000
                                                                   -----------------   -----------------
      Total current assets                                              63,943,000          60,186,000
Equipment and leasehold improvements, net                                4,723,000           4,067,000
Goodwill, net                                                           23,059,000          23,059,000
Other assets                                                               223,000             224,000
                                                                   -----------------   -----------------
      Total assets                                                 $    91,948,000          87,536,000
                                                                   =================   =================

              LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Trade accounts payable                                           $     2,081,000      $    1,640,000
  Accrued employee compensation                                          4,908,000           4,037,000
  Current portion of deferred tax liabilities                            2,444,000           2,444,000
  Other accrued liabilities                                              1,928,000           3,078,000
  Billings in excess of costs and estimated earnings                     1,606,000           1,571,000
                                                                   -----------------   -----------------
      Total current liabilities                                         12,967,000          12,770,000
Issuable common stock                                                           --             792,000
Deferred tax liabilities                                                 1,560,000           1,560,000
Accrued rent                                                               440,000             452,000
                                                                   -----------------   -----------------
      Total liabilities                                                 14,967,000          15,574,000
                                                                   -----------------   -----------------
Shareholders' equity:
  Preferred stock                                                               --                  --
  Common stock                                                               8,000               8,000
  Additional paid-in-capital                                            47,468,000          45,464,000
  Deferred stock compensation                                             (741,000)           (169,000)
  Retained earnings                                                     30,246,000          26,659,000
                                                                   -----------------   -----------------
   Total shareholders' equity                                           76,981,000          71,962,000
                                                                   -----------------   -----------------
   Total liabilities and shareholders' equity                      $    91,948,000      $   87,536,000
                                                                   =================   =================



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THE KEITH COMPANIES REPORTS SECOND QUARTER RESULTS
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
                   THE KEITH COMPANIES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                         FOR THE SIX MONTHS ENDED
                                                                                 JUNE 30,
                                                                   -------------------------------------
                                                                         2004                2003
                                                                   -----------------   -----------------
Cash flows from operating activities:
   Net income                                                       $    3,587,000       $   3,128,000
   Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                        991,000           1,159,000
      Loss (gain) on sale of equipment                                     (11,000)             21,000
      Tax benefit from stock options and restricted shares                 197,000              19,000
      Deferred compensation expense                                         92,000                  --
      Changes in operating assets and liabilities:
         Contracts and trade receivables, net                            3,829,000           2,800,000
         Costs and estimated earnings in excess of billings             (2,357,000)           (973,000)
         Prepaid expenses and other assets                                (260,000)           (180,000)
         Trade accounts payable and accrued liabilities                    161,000          (1,043,000)
         Billings in excess of costs and estimated earnings                 35,000             (63,000)
                                                                   -----------------   -----------------
            Net cash provided by operating activities                    6,264,000           4,868,000
                                                                   -----------------   -----------------

Cash flows from investing activities:
      Net cash expended for acquisitions                                        --            (714,000)
      Additions to equipment and leasehold improvements                 (1,652,000)           (764,000)
      Proceeds from (purchases of) securities held-to-maturity           1,100,000          (3,184,000)
      Proceeds from sales of equipment                                      16,000              36,000
                                                                   -----------------   -----------------
            Net cash used in investing activities                         (536,000)         (4,626,000)
                                                                   -----------------   -----------------

Cash flow from financing activities:
      Principal payments on long-term debt and capital
            lease obligations, including current portion                        --             (52,000)
      Net proceeds from stock options and restricted shares                377,000             146,000
                                                                   -----------------   -----------------
            Net cash provided by financing activities                      377,000              94,000
                                                                   -----------------   -----------------
Net increase in cash and cash equivalents                                6,105,000             336,000
Cash and cash equivalents, beginning of period                          24,277,000          20,333,000
                                                                   -----------------   -----------------
Cash and cash equivalents, end of period                             $  30,382,000       $  20,669,000
                                                                   =================   =================


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